UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 7, 2017
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Matrix Service Company
(Exact Name of Registrant as Specified in Its Charter)
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DELAWARE	001-15461	73-1352174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	5100 E Skelly Dr., Suite 500, Tulsa, OK	74135
	(Address of Principal Executive Offices)	(Zip Code)
918-838-8822
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders
On February 7, 2017, upon recommendation of the Nominating and Corporate Governance Committee, the Board of Directors of Matrix Service Company (the “Company”), approved the amendment and restatement of the Bylaws of the Company (the “Bylaw Amendment”). The Bylaw Amendment includes the adoption of a majority voting standard for uncontested director elections (Article II, Section 2) and an exclusive forum provision (Article III, Section 8).
Majority Voting Standard
The Bylaw Amendment changes the voting standard for uncontested director elections from a plurality voting standard to a majority voting standard. Accordingly, pursuant to the Bylaw Amendment, in future uncontested director elections, a director nominee will be elected only if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. The Bylaw Amendment retains a plurality voting standard in contested elections, which includes an election for which, as of the record date of any meeting of stockholders, there are more nominees for election than positions on the Board of Directors to be filled by that election.
Exclusive Forum
The Bylaw Amendment also includes a new section designating the Court of Chancery of the State of Delaware as the sole and exclusive forum for any stockholder of the Company to bring:

•	any derivative action or proceeding on behalf of the Company;

•
any action asserting a claim of, or a claim based on, breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Company to the Company or the Company’s stockholders;

•
any action asserting a claim against the Company or any current or former director, officer, employee or stockholder of the Company pursuant to any provision of the General Corporation Law of the State of Delaware, the Company’s Restated Certificate of Incorporation or the Company’s Restated Bylaws; or

•	any action asserting a claim against the Company or any current or former director, officer, employee or stockholder of the Company governed by the internal affairs doctrine.

This summary of the Bylaw Amendment is qualified in its entirety by reference to a complete copy of the Bylaw Amendment, which is attached as Exhibit 3 to this Current Report on Form 8-K and incorporated by reference here

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The description of the Bylaw Amendment in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.
In connection with the Bylaw Amendment, on February 7, 2017, the Board of Directors amended its Corporate Governance Guidelines to create a director resignation policy. Under this policy, the Board will consider as candidates for nomination for election or re-election to the Board, only those individuals who agree to tender, promptly following their election, re-election or appointment, an irrevocable resignation that will be effective upon (i) that director’s failure to receive the required majority vote for election to the Board of Directors at the next stockholders meeting at which such nominee faces election and (ii) acceptance of the tendered resignation by the Board of Directors. Within 90 days following certification of the stockholder vote, the Board of Directors will publicly disclose its decision regarding whether to accept the resignation or take other action.

Item 9.01	Financial Statements and Exhibits.
The following exhibit is furnished herewith:

Exhibit No.	Description
3	Amended and Restated Bylaws of Matrix Service Company (as amended and restated effective as of February 7, 2017).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: February 13, 2017	By:	/s/ Kevin S. Cavanah

Kevin S. Cavanah
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3	Amended and Restated Bylaws of Matrix Service Company (as amended and restated effective as of February 7, 2017).